                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 5, 2006

                         HALO TECHNOLOGY HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                                000-33197                            88-0467845
----------------------------                    -------------                    -------------------
(State or other jurisdiction                    (Commission                        (I.R.S. Employer
      of incorporation)                         File Number)                     Identification No.)

   200 Railroad Avenue, Greenwich,
          Connecticut                                                   06830
  ---------------------------------                                  -----------
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (203) 422-2950

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS


     On July 5, 2006, Halo Technology Holdings, Inc. ("Halo"), UCA Merger Sub, Inc., a wholly-owned subsidiary of Halo ("Merger Sub") and Unify Corporation ("Unify") entered into Amendment No. 2 to the Agreement and Plan of Merger ("Amendment No. 2"), which amendment amends that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 14, 2006 as amended by Amendment No. 1 to the Merger Agreement ("Amendment No. 1"), dated as of March 24, 2006, by and among Halo, Merger Sub and Unify.


     Amendment No. 2 changes the exchange ratio granted to Unify stockholders in connection with the merger from 0.437 of one share of Halo common stock for every share of Unify common stock to 0.595 of one share of Halo common stock for every share of Unify common stock. If, at the Effective Time of the merger (as defined in the Merger Agreement), Unify has less than $2,100,000 of cash on hand, the exchange ratio shall be reduced to the ratio determined by dividing
(a) 17,478,840 minus the quotient of (x)(A) $2,100,000 minus (B) the amount of cash Unify has on hand at the Effective Time of the merger, divided by (y) $1.20, by (b) 29,376,201.


     Amendment No. 2 revises a condition to Unify's obligation to effect the merger to now provide that Halo shall have obtained $3,000,000 in new money equity investment (in addition to any investment made by Special Situations Funds) prior to the Effective Time. Additionally, the condition to Unify's obligation to effect the merger regarding capitalization has been revised so that (i) holders of Halo's Preferred Stock (other than the Series D Preferred Stock) shall have converted into Halo common stock, (ii) holders of certain convertible promissory notes of Halo as listed on Schedule 7.3(f)(i) shall have converted such promissory notes into Halo common stock and (iii) the holders of certain promissory notes as listed on Schedule 7.3(f)(ii) shall have restructured the payment terms to be no less favorable to Halo than those described on Schedule 7.3(f)(ii). Finally, the first paragraph of the Substitute Warrant is amended by replacing "$1.8363" with "$1.356."


     The descriptions of the Merger Agreement and Amendment No. 2 are qualified in their entirety by reference to the Merger Agreement, which was previously filed as Exhibit 10.118 of the Current Report on Form 8-K filed by Halo with the Securities and Exchange Commission on March 20, 2006 and to Amendment No. 2 attached as Exhibit 10.125 hereto and incorporated herein by reference.


Forward-Looking Statements Safe Harbor

     Certain statements contained in this current report regarding Halo's and Unify's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject, in the case of Unify, to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," and similar expressions, as they relate to either company or their management, have been used to identify such forward-looking statements. All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the companies. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause the companies' actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, Halo's plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk of failure of Unify's stockholders to approve the merger; (2) the risk that the businesses will not be integrated successfully;
(3) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; (4) the risk that Halo is unable to raise additional financing by the time that all other conditions to the completion of the merger have been satisfied; (5) the applicable disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and (6) general economic conditions and consumer sentiment in our markets. Additional factors that could cause the companies' results to differ materially from those described in the forward-looking statements are described in detail in Halo's Annual Report on Form 10-KSB for its fiscal year ended June 30, 2005, Unify's Form 10-KSB for its fiscal year ended April 30, 2005, and HALO's and Unify's other periodic and current reports filed with the Securities and Exchange Commission from time to time that are available on the SEC's internet Web site at http://www.sec.gov. Unless required by law, neither Halo nor Unify undertakes any obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

     Unify and Halo Stockholders are urged to read the proxy statement/prospectus regarding the proposed Merger when it becomes available because it will contain important information. Stockholders and other investors will be able when it becomes available to obtain a free copy of the proxy statement/prospectus, and are able to obtain free copies of other filings and furnished materials containing information about Halo and Unify, at the SEC's internet Web site at http://www.sec.gov. Copies of the proxy statement/prospectus when it becomes available and any SEC filings incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Halo Technology Holdings, 200 Railroad Avenue, 3rd Floor, Greenwich, Connecticut 06830, telephone (203) 422-2950, Attention:
Investor Relations, or Unify Corporation, 2101 Arena Blvd., Suite 100, Sacramento, California 95834, telephone (916) 928-6400, Attention: Investor Relations.

Interests of Participants in the Solicitation of Proxies

     Each of Halo and Unify and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Halo's directors and executive officers is available in its definitive proxy statement filed with the SEC by Halo under cover of Schedule 14A on October 7, 2005, and information regarding Unify's directors and executive officers is available in its definitive proxy statement filed with the SEC by Unify under cover of Schedule 14A on August 12, 2005. Copies of these documents can be obtained, without charge, by directing a request to Halo or Unify. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.125   Amendment No. 2 to Agreement and Plan of Merger, dated as of July 5,
         2006, among Halo Technology Holdings, Inc., UCA Merger Sub, Inc. and
         Unify Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Halo Technology Holdings, Inc.

July 11, 2006                              By: /s/ Ernest C. Mysogland
                                               ---------------------------------
                                               Name: Ernest C. Mysogland
                                               Title: Executive Vice President